Exhibit 10.2

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION VERSION
AMENDMENT NO. 13

to the

A320 Family Aircraft Purchase Agreement

made July 20, 2011

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 13 to the A320 Family Aircraft Purchase Agreement dated July 20, 2011 (the “Amendment”), dated as of July 13, 2020, is entered into by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 1 Skyview Drive, Fort Worth, Texas 76155, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”; and

WHEREAS, the Parties have entered into that [****] between the Buyer and the Seller dated December 29, 2019, that [****] between the Buyer and the Seller dated March 2, 2020 and that [****] between the Buyer and the Seller dated June 26, 2020 (collectively, the “[****]”).

WHEREAS, the Parties have agreed to amend certain terms of the Agreement relating to the Scheduled Delivery Month of certain Aircraft.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

CT1001520_AMD 13_AAL_A320 PA	Page 1
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1.     [****]

1.1    Aircraft [****]

(a)The Scheduled Delivery Month of two (2) Aircraft (the “[****]”) shall be [****] to a [****] as set forth in the following table.

Aircraft Type	Contractual Rank	CAC ID	[****] Scheduled Delivery Month	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

(b)The Scheduled Delivery Month of six (6) Aircraft (the “[****]”) shall be [****] to a [****] as set forth in the following table.

Aircraft Type	Contractual Rank	CAC ID	[****] Scheduled Delivery Month	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

(c)Schedule 1 to the Agreement is [****] attached hereto as Exhibit 1.

1.2    [****]

(a)The parties agree the [****] were subject to [****] provided for in Clause 1.1(a). In consideration of such [****], for each [****], the Seller agrees to [****] pursuant to [****] of the Agreement for [****] resulting in a [****]. Such [****] shall not be subject to [****] by the Seller [****].

(b)Notwithstanding Clause 1.2(a) of this Amendment and [****] of the Agreement, in the event an [****] occurs in respect of a [****] after the date hereof, Seller will [****] Buyer [****] pursuant to [****] of the Agreement for [****] for such [****] specified in Clause 1.1(a); provided that

(i)the Seller shall not, in respect of a [****], [****] for such Aircraft; and

(ii)the [****], which shall not be subject to [****].

(c)The Seller will [****] that are [****] under Clause 1.2(a) and Clause 1.2(b) with respect to [****] as set forth in Clause 1.1(a) of this Amendment. If not [****] upon Delivery thereof.

1.3    [****]

CT1001520_AMD 13_AAL_A320 PA	Page 2
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    Notwithstanding the provisions of [****] of the Agreement, with respect to each [****], the Buyer [****] in accordance with [****], (and the Seller will [****]) [****] and, accordingly, the [****] in accordance with the Agreement for the [****] as set forth in Clause 1.1(a) of this Amendment.

1.4    [****]

The [****] by the Buyer to the Seller in [****] prior to the date hereof and [****] in accordance with Clause 5.3.3 of the Agreement, [****], will be [****] by the Seller and [****] to the [****] in accordance with the Agreement.

1.5    [****]

The [****] of the [****] and [****] in Clause 1.1 shall not constitute or be construed as an [****] by [****] set forth in [****] to the Agreement.

1.6    [****]

For purposes of [****] of the Agreement, with respect to each [****], all references to the “[****]” shall mean [****]. For purposes of Clause 11.5 of the Agreement, with respect to each [****], all references to the “[****]” shall mean [****].

1.7    Performance Guaranty

The [****] of the [****] and [****] in Clause 1.1 does not have any effect on any guarantee set forth in Second Amended and Restated Letter Agreement No. 11[****] or Second Amended and Restated Letter Agreement No. 11[****].

2.     [****]

    Seller and Buyer acknowledge that Seller [****] to Buyer certain “[****]” with respect to the following Aircraft and pursuant to certain [****], as follows:

(a)Aircraft identified in Schedule 1 of the Agreement by CACID [****];

(b)Aircraft identified in Schedule 1 of the Agreement by CACID [****];

(c)Aircraft identified in Schedule 1 of the Agreement by CACID [****]; and

(d)Aircraft identified in Schedule 1 of the Agreement by CACID [****]

Seller and Buyer confirm that each [****] constitutes a [****] between Buyer and Seller relating to the Aircraft [****] of the applicable Aircraft as contemplated in [****] of the Purchase Agreement. Therefore, the [****], as applicable to each such Aircraft, are considered an [****] of each such Aircraft, as reflected [****] in connection with the [****] of each such Aircraft.

CT1001520_AMD 13_AAL_A320 PA	Page 3
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3.     EFFECT OF THE AMENDMENT

    The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

    This Amendment will become effective upon its execution.

4.    AGREEMENT

Any reference to “Agreement” in the Agreement, shall mean a reference to the Agreement as amended, modified or supplemented from time to time, including by the is Amendment No. 13.

5.    ASSIGNMENT

This Amendment and the rights and obligations of the parties are subject to the provisions of this Clause 21 of the Agreement.

6.    CONFIDENTIALITY

The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

7.    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1001520_AMD 13_AAL_A320 PA	Page 4

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:    /s/ Airbus S.A.S.________________

Title:    Senior Vice President, Contracts____

AMERICAN AIRLINES, INC.

By:    /s/ American Airlines, Inc.________

Title:    _____________________________

CT1001520_AMD 13_AAL_A320 PA

EXHIBIT 1 to Amendment No. 13
Amended and Restated SCHEDULE I to the Agreement

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 13_AAL_A320 PA	Page 6
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT 1 to Amendment No. 13

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 13_AAL_A320 PA	Page 7
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT 1 to Amendment No. 13

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 13_AAL_A320 PA	Page 8
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT 1 to Amendment No. 13

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 13_AAL_A320 PA	Page 9
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EXHIBIT 1 to Amendment No. 13

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 13_AAL_A320 PA	Page 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT 1 to Amendment No. 13

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 13_AAL_A320 PA	Page 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

EXHIBIT 1 to Amendment No. 13

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

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